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                                                                    EXHIBIT 10.6

                                LOAN AGREEMENT


          This Loan Agreement (the "Agreement") is entered into this 2 day of October, 1995 by and between MATRIX DIVERSIFIED, INC., an Arizona corporation having an address at 201 West Coolidge Street, Phoenix, Arizona, 85013, as borrower ("Borrower") and MATRIX CAPITAL CORPORATION, a Colorado corporation having an address at 1380 Lawrence Street, Suite 1410, Denver, Colorado 80222, as lender (Lender).

                                   RECITALS

          WHEREAS, Borrower has acquired Creative Networks, LLC by operation of the Asset Purchase Agreement, dated October 1, 1995;


          WHEREAS, Borrower has secured financing from Matrix Capital Corporation and other lenders for the purchase of Creative Networks, LLC;


          WHEREAS, Lender desires to loan to Borrower, and Borrower desires to borrow from Lender, the amount of $750,000.00 (the "Loan Amount"), for the purpose of financing the purchase price for Creative Networks, LLC;


          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Lender, intending to be legally bound, agree as follows:


          1.  PROMISE TO PAY.  Borrower promises to pay to the order of Lender
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at the address set forth above the principal amount of the funds borrowed, together with interest on the principal amount from time to time outstanding, from and including the date of disbursement until, but not including the date of payment, at a per annum rate as set forth in Section 2 below.


          2.  STATED INTEREST RATE.  The principal balance outstanding hereunder
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shall bear interest at the Stated Interest Rate, calculated daily on the basis of actual days elapsed over a 360-day year, applied to the principal balance of the Loan Amount from time to time outstanding. The Stated Interest Rate shall be a per annum rate equal to thirteen percent (13%).


          3.  PRINCIPAL BALANCE.  The principal balance outstanding at any time
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shall be the total amount of the original Loan Amount less the total amount of payments of principal applied against the Loan Amount, as reflected in the records of Lender with respect to the indebtedness evidenced by this Agreement.
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          4.  PAYMENTS.  Payments hereunder shall be made at the address for
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Lender first set forth above, or at such other address as Lender may specify to
Borrower in writing.  Borrower agrees to make the following Payments:


              (a) Interest Payments.  Accrued and unpaid interest at the Stated
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Interest Rate shall be payable on the maturity date of this Agreement.


              (b) Principal Payments.  In addition to the Principal Reductions
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provided in Section 5 below, the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, if not sooner paid as provided in this Agreement, shall be due and payable on October 1, 2000. Principal Payments shall be payable by wire transfer.


          5.  PRINCIPAL REDUCTIONS.  Borrower may make periodic payments of
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principal, without penalty, at its election.  Such payments to Lender, are hereinafter referred to as Principal Reductions.


          6.  COLLATERAL.  In order to secure repayment of the indebtedness
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evidenced by this Agreement, Borrower will cause lien positions to be filed against Matrix Diversified, Inc. The lien position evidenced by this Loan Agreement shall rank pari passu with the lien positions of any other lender providing funds for the acquisition of Creative Networks, LLC. Additionally, the lien position of Lender shall rank senior to the lien position of all other future lenders.


          7.  REPRESENTATIONS AND WARRANTIES
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              (a) Organization.  Borrower is an Arizona corporation, duly
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organized, validly existing and in good standing under the laws of the State of
Arizona.


              (b) Enforceability.  Borrower has the power and authority to enter
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into this Agreement and has taken all action necessary to authorize the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.


              (c) No Violation. No provision or obligation of Borrower contained
                  ------------
in this Agreement violates any applicable law, regulation or ordinance, or any order or ruling of any court or governmental entity. No provision or obligation of this Agreement conflicts with, or constitutes a breach or default under, any agreement binding Borrower.


              (d) Financial Information.  All financial information that has
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been and will be delivered to Lender, including all information relating to the financial condition of Borrower fairly and accurately represents the financial condition being reported.
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              (e) Taxes.  Borrower has filed all required state, federal and
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local income tax returns and has paid all taxes that are due and payable.
Borrower knows of no basis for any additional assessment of taxes against Borrower.


          8.  EVENTS OF DEFAULT; ACCELERATION.  The occurrence of any one or
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more of the following events shall constitute an "Event of Default" hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Lender, shall become due and payable, upon notice to Borrower:


              (a) Nonpayment of principal, interest or other amounts when the same shall become due and payable under this Agreement, which nonpayment continues for a period of fifteen days after written notice from Lender to Borrower;


              (b) Failure of Borrower to comply with any other provision of this Agreement, which failure continues for a period of thirty days after written notice from Lender to Borrower;


              (c) The dissolution or liquidation of Borrower;


              (d) The calling of a meeting of the creditors of Borrower;


              (e) The making by Borrower of an assignment for the benefit of
its creditors;        or,

              (f) The appointment of (or application for appointment of) a receiver of Borrower or the involuntary filing against or voluntary filing by Borrower of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Borrower or any property of Borrower.


          9.  WAIVERS.  Except as set forth in this Agreement, to the extent
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permitted by applicable law, Borrower waives demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default. Lender may extend the time for payment of or renew this Agreement, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Borrower, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence and executed by Lender.


          10.  COSTS OF COLLECTION.  Borrower agrees to pay costs of collection,
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including, without limitation, reasonable attorneys' fees and costs of suit, to enforce payment of this
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Agreement. Attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.


          11.  NO WAIVER BY LENDER.  No delay or failure of Lender in exercising
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any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.


          12.  GOVERNING LAW.  This Agreement shall be construed in accordance
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with and governed by the laws of the State of Colorado.


          13.  TIME OF ESSENCE. Time is of the essence of this Agreement and
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each and every provision hereof.


          14.  AMENDMENTS.  No amendment, modification, change, waiver, release
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or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.


          15.  SEVERABILITY.  If any provision hereof is invalid or
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unenforceable, the other provisions hereof shall remain in full force and effect.


          16.  BINDING NATURE.  The provisions of this Agreement shall be
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binding upon Borrower and its respective successors and assigns.


          17.  COUNTERPARTS.  This Agreement may be executed in counterparts,
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and all counterparts shall constitute but one and the same document.


          18.  SECTION HEADINGS.  The section headings set forth in this
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Agreement are for convenience only, do not define or limit any terms or provisions and shall not have substantive meaning hereunder or be deemed part of this Agreement.


          19.  CONSTRUCTION.  This Agreement shall be construed as a whole, in
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accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement.


IN WITNESS WHEREOF, this Loan Agreement has been executed as of the date first set forth above.



                                                "BORROWER"


                                                MATRIX DIVERSIFIED, INC.
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                              By:__________________________________


                              Its:_________________________________



                              "LENDER"


                              MATRIX CAPITAL CORPORATION


                              By:__________________________________


                              Its:_________________________________